UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

c/o Theravance Biopharma US, LLC

901 Gateway Boulevard

South San Francisco, CA 94080

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Theravance Biopharma, Inc. (“Theravance Biopharma” or the “Company”) held an extraordinary general meeting on September 18, 2026 (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders were asked to consider and vote on three proposals related to the Agreement and Plan of Merger, dated as of June 28, 2026 (as it may be amended, supplemented and restated from time to time, the “Merger Agreement”), by and among the Company, Zymeworks Inc., a Delaware corporation (“Parent”), and Zymeworks Merger Sub 1, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of Parent (“Merger Sub”), each of which is described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) and first mailed to shareholders on or about August 21, 2026 (as amended and supplemented, the “Definitive Proxy Statement”). The Merger Agreement provides that, among other things, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company and becoming a wholly owned subsidiary of Parent as a result of the Merger (the “Surviving Company”).

As of the close of business on July 31, 2026, the record date for the Extraordinary General Meeting, there were 51,918,754 ordinary shares, par value of $0.00001 each, of Theravance Biopharma (“ordinary shares”) outstanding and entitled to vote. Each ordinary share was entitled to one vote with respect to each proposal at the Extraordinary General Meeting. A total of 41,086,774 ordinary shares were represented in person or by proxy, representing 79.14% of the ordinary shares entitled to vote at the Extraordinary General Meeting, which constituted a quorum to conduct business at the Extraordinary General Meeting. At the Extraordinary General Meeting, the Company’s shareholders were asked to consider and vote on the following matters:

•	Proposal No. 1 — As a special resolution, to approve and authorize (a) the execution, delivery and performance by Theravance Biopharma of the Merger Agreement, a copy of which is included as Annex A to the Definitive Proxy Statement, and the other agreements or documents contemplated by the Merger Agreement or any document or instrument delivered in connection thereunder (collectively, the “Transaction Documents”) to which Theravance Biopharma is a party, (b) the Plan of Merger, substantially in the form included as Annex B to the Definitive Proxy Statement, (c) the merger of Theravance Biopharma with Merger Sub so that Theravance Biopharma will be the Surviving Company and all the undertaking, property and liabilities of Merger Sub vest in Theravance Biopharma by virtue of such merger pursuant to the Companies Act (As Revised) of the Cayman Islands, (d) the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of the Company by their deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association in the form annexed as Schedule 2 of the Plan of Merger, (e) the increase of the authorized share capital of the Surviving Company from $2,002.30 divided into 200,000,000 ordinary shares of a nominal or par value of $0.00001 each and 230,000 preferred shares of a nominal or par value of $0.00001 each to $50,000.00 divided into 50,000 ordinary shares of a nominal or par value of $1.00 each as provided by the Plan of Merger, and (f) the consummation of the transactions contemplated by the Merger Agreement and the Contingent Value Rights Agreement, in the form attached as Exhibit A to the Merger Agreement and included as Annex C to the Definitive Proxy Statement (collectively, the “Transactions”) (including the Merger), upon the terms and subject to the conditions set forth therein (the “Merger Proposal”).

•	Proposal No. 2 — As an ordinary resolution, to approve, on a non-binding, advisory basis, the compensation that will or may become payable to the named executive officers of Theravance Biopharma in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of the Definitive Proxy Statement captioned “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger — Potential Payments to Executive Officers upon Termination in Connection with a Change in Control,” including the tables under the section of the Definitive Proxy Statement captioned “Golden Parachute Compensation” (the “Advisory Merger-Related Compensation Proposal”).

•	Proposal No. 3 — As an ordinary resolution, that the Extraordinary General Meeting be adjourned to a later date or dates to be determined by the chairperson of the Extraordinary General Meeting, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Merger Proposal, (b) to the extent necessary, to ensure that any required supplement or amendment to the accompanying proxy statement is provided to Theravance Biopharma shareholders, (c) if, as of the time for which the Extraordinary General Meeting is scheduled, there are insufficient ordinary shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Extraordinary General Meeting or (d) if required by law (the “Adjournment Proposal”).

Based on the final, certified voting report provided by the independent inspector of election, the Company’s shareholders approved the Merger Proposal and the Advisory Merger-Related Compensation Proposal. The table below sets forth the voting results for each proposal.

Proposal 1 – The Merger Proposal

Votes For	Votes Against	Abstentions
40,993,370	8,671	84,733

The Merger Proposal was approved by the holders of more than two-thirds of the ordinary shares, which satisfies one of the closing conditions under the Merger Agreement for consummation of the Merger.

Proposal 2 – The Advisory Merger-Related Compensation Proposal

Votes For	Votes Against	Abstentions
40,587,829	470,381	28,564

The Advisory Merger-Related Compensation Proposal was approved by the requisite vote of Company shareholders required to approve such proposal.

Proposal 3 – The Adjournment Proposal

As a quorum was present and there were sufficient votes to approve the Merger Proposal, the Adjournment Proposal was unnecessary and the vote on the Adjournment Proposal was not determined.

Because none of the proposals before the Extraordinary General Meeting were “routine” matters, there were no broker non-votes occurring in connection with these proposals at the Extraordinary General Meeting. No other business properly came before the Extraordinary General Meeting.

Subject to the satisfaction or waiver of all of the conditions to the closing of the Merger in the Merger Agreement, the Merger is expected to be completed on or about September 23, 2026.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934, as amended. Such forward-looking statements involve risks, uncertainties, and assumptions. All statements in this report, other than statements of historical facts, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans, intentions, designs, expectations, and objectives are forward-looking statements. The words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “designed,” “developed,” “drive,” “estimate,” “expect,” “forecast,” “goal,” “indicate,” “intend,” “may,” “mission,” “opportunities,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “represent,” “seek,” “suggest,” “should,” “target,” “will,” “would,” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements reflect our current views with respect to future events or our future financial performance, are based on assumptions, projections, estimates, expectations and beliefs, and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, but not limited to, (i) when the contingent consideration under the CVR Agreement contemplated in connection with the proposed transaction will become payable, if at all, (ii) the risks inherent in the drug development process, including whether the development of the compound subject to the CVR Agreement contemplated in connection with the proposed transaction will be commercially successful, (iii) the risk that the expected benefits of the proposed transaction will not be realized, (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (v) any competing offers or acquisition proposals for the Company, (vi) the possibility that various conditions to the consummation of the proposed transaction may not be satisfied or waived and (vii) unanticipated difficulties or expenditures relating to the proposed transaction, the response of business partners and competitors to the announcement of the proposed transaction, including with respect to the Company’s collaboration with Viatris, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction and (viii) risks related to potential restructuring activities in connection with the proposed transaction, including disruptions to the Company’s recognition or utilization of certain tax attributes. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many uncertainties that affect the Company’s business, particularly the risk factors discussed in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” and Parent’s business, particularly the risk factors discussed in Part I, Item 1A of Parent’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” as well as other documents that may be filed by the Company or Parent from time to time with the SEC. Neither the Company nor Parent undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: September 18, 2026	By:	/s/ Brett Grimaud
Brett Grimaud
General Counsel